UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	John E. Schadl, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2024—September 30, 2025

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

Vanguard International Core Stock Fund Investor Shares - VWICX

Vanguard International Core Stock Fund Admiral™ Shares - VZICX

Vanguard International Core Stock Fund
Investor Shares (VWICX)
Annual Shareholder Report | September 30, 2025

This annual shareholder report contains important information about Vanguard International Core Stock Fund (the "Fund") for the period of October 1, 2024, to September 30, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf‑next‑gen‑form‑webapp/fund‑literature. You can also request this information by contacting us at 800-662-7447.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$52	0.47%
How did the Fund perform during the reporting period?
  For the 12 months ended September 30, 2025, the Fund outperformed its benchmark.
  Optimism in the U.S. about the prospect of further deregulation, tax cuts, and robust corporate earnings was, at times, tempered by market concerns about rising interest rates, stretched equity valuations, and U.S. trade policy announcements. While the Federal Reserve held short-term interest rates steady from January 2025 through August 2025, the European Central Bank and Bank of England cut rates over the 12-month period.
  By geographic region, stock selection, primarily in Europe and the Pacific region, added the most to relative results. The Fund’s stocks in emerging markets slightly lagged those of the benchmark.
  The Fund added relative value through stock selection in most sectors, particularly industrials, materials, and financials. The Fund’s selection in health care, real estate, and consumer discretionary slightly lagged that of the index.
How did the Fund perform since inception?
Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 16, 2019, Through September 30, 2025
Initial Investment of $10,000
Average Annual Total Returns
	1 Year	5 Years	Since Inception (10/16/2019)
Investor Shares	22.39%	13.81%	11.32%
MSCI All Country World Index ex USA	16.45%	10.26%	8.81%
Fund Statistics (as of September 30, 2025)
Fund Net Assets (in millions)	$5,586
Number of Portfolio Holdings	97
Portfolio Turnover Rate	87%
Total Investment Advisory Fees (in thousands)	$6,730
Portfolio Composition % of Net Assets (as of September 30, 2025)
Asia	45.2%
Europe	40.2%
North America	8.4%
Oceania	1.5%
Other	1.1%
South America	2.4%
Other Assets and Liabilities—Net	1.2%
This table reflects the Fund’s investments, including short-term investments and other assets and liabilities.
Where can I find additional information about the Fund?
Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard ® • vanguard.com
Fund Information • 800-662-7447
Direct Investor Account Services • 800-662-2739
Text Telephone for People Who Are Deaf or Hard of Hearing • 800-749-7273
© 2025 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
AR2404

Vanguard International Core Stock Fund
Admiral™ Shares (VZICX)
Annual Shareholder Report | September 30, 2025

This annual shareholder report contains important information about Vanguard International Core Stock Fund (the "Fund") for the period of October 1, 2024, to September 30, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf‑next‑gen‑form‑webapp/fund‑literature. You can also request this information by contacting us at 800-662-7447.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$42	0.38%
How did the Fund perform during the reporting period?
  For the 12 months ended September 30, 2025, the Fund outperformed its benchmark.
  Optimism in the U.S. about the prospect of further deregulation, tax cuts, and robust corporate earnings was, at times, tempered by market concerns about rising interest rates, stretched equity valuations, and U.S. trade policy announcements. While the Federal Reserve held short-term interest rates steady from January 2025 through August 2025, the European Central Bank and Bank of England cut rates over the 12-month period.
  By geographic region, stock selection, primarily in Europe and the Pacific region, added the most to relative results. The Fund’s stocks in emerging markets slightly lagged those of the benchmark.
  The Fund added relative value through stock selection in most sectors, particularly industrials, materials, and financials. The Fund’s selection in health care, real estate, and consumer discretionary slightly lagged that of the index.
How did the Fund perform since inception?
Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 16, 2019, Through September 30, 2025
Initial Investment of $50,000
Average Annual Total Returns
	1 Year	5 Years	Since Inception (10/16/2019)
Admiral Shares	22.50%	13.90%	11.43%
MSCI All Country World Index ex USA	16.45%	10.26%	8.81%
Fund Statistics (as of September 30, 2025)
Fund Net Assets (in millions)	$5,586
Number of Portfolio Holdings	97
Portfolio Turnover Rate	87%
Total Investment Advisory Fees (in thousands)	$6,730
Portfolio Composition % of Net Assets (as of September 30, 2025)
Asia	45.2%
Europe	40.2%
North America	8.4%
Oceania	1.5%
Other	1.1%
South America	2.4%
Other Assets and Liabilities—Net	1.2%
This table reflects the Fund’s investments, including short-term investments and other assets and liabilities.
Where can I find additional information about the Fund?
Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard ® • vanguard.com
Fund Information • 800-662-7447
Direct Investor Account Services • 800-662-2739
Text Telephone for People Who Are Deaf or Hard of Hearing • 800-749-7273
© 2025 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
AR534

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit and Risk Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

		Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024
(a)	Audit Fees.	$161,000	$180,000
(b)	Audit-Related Fees.	0	0
(c)	Tax Fees.	0	0
(d)	All Other Fees.	0	0
	Total.	$161,000	$180,000

(e)           (1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024
Non-audit fees to the Registrant only, listed as (b) through (d) above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$3,803,970	$3,508,505
Tax Fees.	$1,784,220	$2,017,364
All Other Fees.	$25,000	$268,000
Total.	$5,613,190	$5,793,869

(h)           For the most recent fiscal year, the Audit and Risk Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies

Financial Statements
For the year ended September 30, 2025
Vanguard International Core Stock Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	13
Tax information	14

International Core Stock Fund
Financial Statements
Schedule of Investments
As of September 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.8%)
Australia (1.5%)
	Stockland	10,759,478	43,514
	ANZ Group Holdings Ltd.	1,831,929	40,226
			83,740
Belgium (2.4%)
	KBC Group NV	683,825	81,949
*	Argenx SE	69,112	51,063
			133,012
Brazil (1.4%)
	Ambev SA	18,576,009	42,197
	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	1,383,242	34,351
			76,548
Canada (7.0%)
	Barrick Mining Corp.	2,201,257	72,300
	Nutrien Ltd.	1,214,565	71,328
	Royal Bank of Canada	437,810	64,528
	ARC Resources Ltd.	2,907,395	53,021
	Sun Life Financial Inc.	829,763	49,826
	Lundin Mining Corp.	3,283,913	48,986
	iA Financial Corp. Inc.	269,508	30,642
			390,631
China (8.7%)
	Tencent Holdings Ltd.	1,862,966	158,743
	Alibaba Group Holding Ltd.	6,320,160	141,345
	Trip.com Group Ltd.	781,528	59,269
	NetEase Inc.	1,782,100	54,126
	Yum China Holdings Inc.	895,448	39,185
	PICC Property & Casualty Co. Ltd. Class H	15,211,829	34,316
			486,984
Denmark (1.2%)
	AP Moller - Maersk A/S Class B	35,277	69,347
France (5.9%)
	Legrand SA	408,148	67,818
	Engie SA	2,729,500	58,675
	Cie Generale des Etablissements Michelin SCA	1,504,213	54,172
	Accor SA	1,139,933	54,159
	Cie de Saint-Gobain SA	486,048	52,664
	Societe Generale SA	607,890	40,471
			327,959
Germany (7.1%)
	SAP SE	349,163	93,494
	E.ON SE	3,750,675	70,646
	adidas AG	267,172	56,609
	Rheinmetall AG	23,807	55,689
	Talanx AG	367,833	49,042
	Heidelberg Materials AG	212,983	48,144
	QIAGEN NV	555,108	24,760
			398,384
Hong Kong (2.5%)
	AIA Group Ltd.	8,534,313	81,793
	Hong Kong Exchanges & Clearing Ltd.	1,008,500	57,253
			139,046
India (4.5%)
	HDFC Bank Ltd.	6,359,635	68,154
	Mahindra & Mahindra Ltd.	1,206,036	46,547
	Apollo Hospitals Enterprise Ltd.	484,702	40,475
	ICICI Bank Ltd.	2,434,972	36,903

International Core Stock Fund
		Shares	Market Value• ($000)
	Larsen & Toubro Ltd.	758,331	31,261
[1]	Lodha Developers Ltd.	2,004,298	25,639
			248,979
Ireland (1.3%)
	AIB Group plc	7,923,557	72,237
Israel (1.8%)
	Bank Leumi Le-Israel BM	2,841,503	55,985
*	Wix.com Ltd.	237,636	42,211
			98,196
Italy (1.2%)
	FinecoBank Banca Fineco SpA	3,004,335	65,205
Japan (13.5%)
	Sony Group Corp.	2,831,230	81,389
	Mitsubishi Electric Corp.	3,066,300	78,754
	Resona Holdings Inc.	7,026,000	71,646
	FANUC Corp.	2,305,200	66,244
	Mizuho Financial Group Inc.	1,853,900	62,320
	Mitsui Fudosan Co. Ltd.	5,692,973	61,974
	Otsuka Holdings Co. Ltd.	1,029,640	54,912
	Toyota Tsusho Corp.	1,764,600	48,848
	NTT Inc.	45,193,000	47,241
	Nomura Research Institute Ltd.	1,195,100	45,882
	Honda Motor Co. Ltd.	4,333,200	44,716
	Asahi Group Holdings Ltd.	3,543,100	42,478
	MS&AD Insurance Group Holdings Inc.	1,810,500	41,001
	MatsukiyoCocokara & Co.	163,000	3,309
*	Sony Financial Group Inc.	2,831,230	3,140
			753,854
Mexico (0.8%)
	America Movil SAB de CV Class B	41,803,200	43,758
Netherlands (2.7%)
	ASML Holding NV	113,725	110,904
	Koninklijke Philips NV	1,450,793	39,743
			150,647
Norway (1.2%)
	Equinor ASA	2,857,211	69,676
Other (1.1%)
[2]	Vanguard FTSE Developed Markets ETF	1,048,352	62,817
Russia (0.0%)
*,3	Magnit PJSC	31,141	—
Singapore (2.7%)
	DBS Group Holdings Ltd.	1,730,575	68,631
*	Grab Holdings Ltd. Class A	8,965,851	53,974
	Singapore Telecommunications Ltd.	9,565,671	30,582
			153,187
South Korea (4.5%)
	Samsung Electronics Co. Ltd.	1,695,413	101,640
	SK Hynix Inc.	273,096	67,700
	Hanwha Aerospace Co. Ltd.	57,893	45,784
	KB Financial Group Inc.	405,131	33,438
			248,562
Sweden (1.1%)
	Volvo AB Class B	2,083,669	59,921
Switzerland (2.9%)
	UBS Group AG (Registered)	2,241,782	92,167
	Galderma Group AG	224,456	39,684
	Holcim AG	375,879	32,072
			163,923
Taiwan (6.3%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	5,807,179	252,252

International Core Stock Fund
	Shares	Market Value• ($000)
MediaTek Inc.	1,455,713	63,134
Uni-President Enterprises Corp.	13,653,460	35,202
		350,588
United Arab Emirates (0.7%)
Emaar Properties PJSC	11,762,810	41,820
United Kingdom (13.2%)
Shell plc	2,872,244	102,370
Tesco plc	15,193,475	91,065
AstraZeneca plc	516,014	79,054
Next plc	343,284	57,227
Rolls-Royce Holdings plc	3,495,744	56,191
Reckitt Benckiser Group plc	686,807	52,885
GSK plc	2,400,093	51,535
Glencore plc	10,945,024	50,409
Haleon plc	10,982,706	49,424
Prudential plc	3,471,122	48,595
Anglo American plc	939,623	35,431
Lloyds Banking Group plc	30,028,365	33,979
BT Group plc	11,618,070	29,890
		738,055
United States (0.6%)
* MercadoLibre Inc.	15,275	35,697
Total Common Stocks (Cost $4,513,081)		5,462,773
Preferred Stocks (1.0%)
Itau Unibanco Holding SA Preference Shares (Cost $48,700)	7,295,200	53,553
Temporary Cash Investments (0.9%)
Money Market Fund (0.9%)
[4] Vanguard Market Liquidity Fund, 4.180% (Cost $52,712)	527,116	52,712
Total Investments (99.7%) (Cost $4,614,493)		5,569,038
Other Assets and Liabilities—Net (0.3%)		16,636
Net Assets (100%)		5,585,674
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2025, the aggregate value was $25,639, representing 0.5% of net assets.
2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

International Core Stock Fund
Statement of Assets and Liabilities
As of September 30, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,505,146)	5,453,509
Affiliated Issuers (Cost $109,347)	115,529
Total Investments in Securities	5,569,038
Investment in Vanguard	131
Cash	218
Foreign Currency, at Value (Cost $5,783)	5,823
Receivables for Investment Securities Sold	28,379
Receivables for Accrued Income	13,997
Receivables for Capital Shares Issued	9,474
Total Assets	5,627,060
Liabilities
Payables for Investment Securities Purchased	34,158
Payables for Capital Shares Redeemed	2,971
Payables to Investment Advisor	2,540
Payables to Vanguard	565
Deferred Foreign Capital Gains Taxes	1,152
Total Liabilities	41,386
Net Assets	5,585,674
At September 30, 2025, net assets consisted of:

Paid-in Capital	4,396,811
Total Distributable Earnings (Loss)	1,188,863
Net Assets	5,585,674

Investor Shares—Net Assets
Applicable to 114,989,787 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,915,160
Net Asset Value Per Share—Investor Shares	$16.66

Admiral™ Shares—Net Assets
Applicable to 110,064,264 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,670,514
Net Asset Value Per Share—Admiral Shares	$33.35
See accompanying Notes, which are an integral part of the Financial Statements.

International Core Stock Fund
Statement of Operations

Year Ended September 30, 2025
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	90,567
Dividends—Affiliated Issuers	1,721
Non-Cash Dividends	7,480
Interest—Unaffiliated Issuers	80
Interest—Affiliated Issuers	1,533
Securities Lending—Net	65
Total Income	101,446
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,875
Performance Adjustment	855
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,049
Management and Administrative—Admiral Shares	3,688
Marketing and Distribution—Investor Shares	50
Marketing and Distribution—Admiral Shares	130
Custodian Fees	274
Auditing Fees	40
Shareholders’ Reports and Proxy Fees—Investor Shares	18
Shareholders’ Reports and Proxy Fees—Admiral Shares	99
Trustees’ Fees and Expenses	2
Other Expenses	224
Total Expenses	13,304
Net Investment Income	88,142
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers[2]	185,423
Investment Securities Sold—Affiliated Issuers	6,163
Foreign Currencies	(2,218)
Realized Net Gain (Loss)	189,368
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	622,320
Investment Securities—Affiliated Issuers	4,101
Foreign Currencies	269
Change in Unrealized Appreciation (Depreciation)	626,690
Net Increase (Decrease) in Net Assets Resulting from Operations	904,200
1	Dividends are net of foreign withholding taxes of $7,212.
2	Realized Gain (Loss) is net of foreign capital gains taxes of $1,673.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($3,630).
See accompanying Notes, which are an integral part of the Financial Statements.

International Core Stock Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	88,142	39,112
Realized Net Gain (Loss)	189,368	39,510
Change in Unrealized Appreciation (Depreciation)	626,690	304,937
Net Increase (Decrease) in Net Assets Resulting from Operations	904,200	383,559
Distributions
Investor Shares	(3,500)	(1,915)
Admiral Shares	(48,610)	(29,145)
Total Distributions	(52,110)	(31,060)
Capital Share Transactions
Investor Shares	1,498,909	18,764
Admiral Shares	1,253,025	357,215
Net Increase (Decrease) from Capital Share Transactions	2,751,934	375,979
Total Increase (Decrease)	3,604,024	728,478
Net Assets
Beginning of Period	1,981,650	1,253,172
End of Period	5,585,674	1,981,650
See accompanying Notes, which are an integral part of the Financial Statements.

International Core Stock Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$13.96	$11.22	$9.58	$12.50	$9.91
Investment Operations
Net Investment Income[1]	.434	.291	.305	.329	.307
Net Realized and Unrealized Gain (Loss) on Investments	2.595	2.703	1.550	(2.723)	2.490
Total from Investment Operations	3.029	2.994	1.855	(2.394)	2.797
Distributions
Dividends from Net Investment Income	(.259)	(.254)	(.215)	(.336)	(.207)
Distributions from Realized Capital Gains	(.070)	—	—	(.190)	—
Total Distributions	(.329)	(.254)	(.215)	(.526)	(.207)
Net Asset Value, End of Period	$16.66	$13.96	$11.22	$9.58	$12.50
Total Return[2]	22.39%	27.08%	19.47%	-20.00%	28.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,915	$123	$82	$60	$70
Ratio of Total Expenses to Average Net Assets[3]	0.47%	0.48%	0.48%	0.48%[4]	0.45%
Ratio of Net Investment Income to Average Net Assets	2.85%	2.32%	2.72%	2.84%	2.53%
Portfolio Turnover Rate	87%	74%	76%	63%	89%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.03%, and 0.00%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.48%.
See accompanying Notes, which are an integral part of the Financial Statements.

International Core Stock Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$27.94	$22.46	$19.17	$25.02	$19.85
Investment Operations
Net Investment Income[1]	.757	.615	.647	.671	.684
Net Realized and Unrealized Gain (Loss) on Investments	5.330	5.395	3.096	(5.446)	4.921
Total from Investment Operations	6.087	6.010	3.743	(4.775)	5.605
Distributions
Dividends from Net Investment Income	(.537)	(.530)	(.453)	(.695)	(.435)
Distributions from Realized Capital Gains	(.140)	—	—	(.380)	—
Total Distributions	(.677)	(.530)	(.453)	(1.075)	(.435)
Net Asset Value, End of Period	$33.35	$27.94	$22.46	$19.17	$25.02
Total Return[2]	22.50%	27.18%	19.65%	-19.95%	28.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,671	$1,859	$1,171	$625	$466
Ratio of Total Expenses to Average Net Assets[3]	0.38%	0.38%	0.38%	0.38%[4]	0.35%
Ratio of Net Investment Income to Average Net Assets	2.61%	2.44%	2.88%	2.93%	2.78%
Portfolio Turnover Rate	87%	74%	76%	63%	89%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.03%, and 0.00%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.38%.
See accompanying Notes, which are an integral part of the Financial Statements.

International Core Stock Fund
Notes to Financial Statements
Vanguard International Core Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2025, the fund did not utilize the credit facilities or the Interfund Lending Program.

International Core Stock Fund
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the MSCI All Country World Index ex USA for the preceding three years. For the year ended September 30, 2025, the investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a net increase of $855,000 (0.03%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2025, the fund had contributed to Vanguard capital in the amount of $131,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	546,634	—	—	546,634
Common Stocks—Other	162,142	4,753,997	—	4,916,139
Preferred Stocks	53,553	—	—	53,553
Temporary Cash Investments	52,712	—	—	52,712
Total	815,041	4,753,997	—	5,569,038
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	9,476
Total Distributable Earnings (Loss)	(9,476)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized

International Core Stock Fund
gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	102,439
Undistributed Long-Term Gains	136,580
Net Unrealized Gains (Losses)	950,079
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	(235)
Total	1,188,863
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	52,110	31,060
Long-Term Capital Gains	—	—
Total	52,110	31,060
*	Includes short-term capital gains, if any.
As of September 30, 2025, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,618,109
Gross Unrealized Appreciation	1,023,532
Gross Unrealized Depreciation	(72,603)
Net Unrealized Appreciation (Depreciation)	950,929
F.  During the year ended September 30, 2025, the fund purchased $5,598,438,000 of investment securities and sold $2,868,747,000 of investment securities, other than temporary cash investments.
G.  Capital share transactions for each class of shares were:
	Year Ended September 30,
	2025		2024
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	1,675,913	118,110	56,397	4,469
Issued in Lieu of Cash Distributions	2,900	225	1,620	136
Redeemed	(179,904)	(12,125)	(39,253)	(3,136)
Net Increase (Decrease)—Investor Shares	1,498,909	106,210	18,764	1,469
Admiral Shares
Issued	1,613,109	55,921	627,654	25,132
Issued in Lieu of Cash Distributions	34,116	1,326	21,842	920
Redeemed	(394,200)	(13,711)	(292,281)	(11,662)
Net Increase (Decrease)—Admiral Shares	1,253,025	43,536	357,215	14,390

International Core Stock Fund
H.  Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Sep. 30, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2025 Market Value ($000)
Vanguard FTSE Developed Markets ETF	10,929	504,239	462,608	6,156	4,101	1,721	—	62,817
Vanguard Market Liquidity Fund	31,177	NA1	NA1	7	—	1,533	—	52,712
Total	42,106	504,239	462,608	6,163	4,101	3,254	—	115,529
1	Not applicable—purchases and sales are for temporary cash investment purposes.
I.  Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
At September 30, 2025, one shareholder, the Vanguard STAR Fund was the record or beneficial owner of 27% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
J.  Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
K.  Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard International Core Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Core Stock Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2025, the related statement of operations for the year ended September 30, 2025, the statement of changes in net assets for each of the two years in the period ended September 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2025 and the financial highlights for each of the five years in the period ended September 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
  /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The fund hereby designates $38,550,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $784,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $5,015,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $105,259,000 and foreign taxes paid of $9,131,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
Q24040 112025

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Trustees Approve Advisory Arrangement

A majority of independent trustees of the Board of Vanguard Horizon Funds has renewed the Vanguard International Core Stock Fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management. The Oversight and Manager Search team met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations conducted by the Oversight and Manager Search team. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Oversight and Manager Search team’s ongoing assessment of the advisor.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2019; it also took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Rather than relying on one style or valuation framework, Wellington Management seeks to construct an international portfolio that takes advantage of multiple alpha-generation techniques, which in their view increases their odds of success over time. They employ a multi-disciplinary investment approach that systematically draws investment ideas from Wellington Management’s quantitative research teams, macro-economic research, global industry analyst research, positions held by Wellington Management’s investment boutique teams, and ESG research that emphasizes positive governance practices. This multi-disciplinary approach yields an opportunity set of 100 to 150 companies, of which the team will make selections based on its assessment of each company’s management teams, capital allocation, and competitive advantages. The team then seeks to create a portfolio that prioritizes stock specific alpha potential, limiting the portfolio’s style, factor, region, and industry risk exposure. Wellington Management has managed the fund since its inception.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception in 2019, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no changes in the Registrant’s Internal Control Over Financial Reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.

(a)(2)	Certifications filed herewith.

(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: November 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: November 21, 2025

VANGUARD HORIZON FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2025

* By:	/s/ John E. Schadl

John E. Schadl, pursuant to a Power of Attorney filed on February 28, 2025 (see File Number 333-177613), Incorporated by Reference.